Exhibit 99.1

CorEnergy Announces First Quarter 2017 Results

KANSAS CITY, Mo - May 3, 2017 - CorEnergy Infrastructure Trust, Inc. (“CorEnergy” or the “Company”) today announced financial results for the first quarter, ended March 31, 2017.

Recent Developments

•
Delivered Net Income of $0.56 per common share (basic and diluted), NAREIT Funds from Operations (NAREIT FFO)[1] of $0.93 per share (diluted), Funds from Operations (FFO)[1] of $0.96 per share (diluted) and Adjusted Funds from Operations (AFFO)[1] of $1.00 per share (diluted)

•	Declared common stock dividend of $0.75 per share ($3.00 annualized) for the first quarter, in line with the previous six quarterly dividends

•	Commenced non-binding open season on the MoGas Pipeline to solicit interest in firm transportation contracts on a possible expansion project

•	Ultra Petroleum, the tenant of the Pinedale Liquids Gathering System, completed its restructuring and recapitalization

•	Energy XXI Gulf Coast, tenant of the Grand Isle Gathering System, announced several initiatives under new members of senior management

•
Closed offering of 2.8 million depositary shares of 7.375% Series A Cumulative Preferred Stock generating net proceeds of ~$67.6 million, after underwriting discounts and other estimated offering expenses

•	Paid down $44.0 million of outstanding balance on the Company’s credit facility with proceeds from the offering

“When comparing the financial performance of CorEnergy in the first quarters of 2016 and 2017, despite the vastly different energy markets at those time periods, we are able to clearly see the consistency of our business model,” said CorEnergy CEO Dave Schulte. “Our team is actively assessing asset acquisitions which will further diversify those stable cash flows and augment our growth potential. In recent weeks, CorEnergy has positioned itself to act on such opportunities by raising capital in the preferred market and paying down the outstanding balance on our revolver.”

First Quarter 2017 Performance Summary

First quarter 2017 Total Revenue was $22.1 million, largely consistent with Total Revenue from the first quarter 2016. Net Income attributable to common stockholders for the first quarter 2017 was $6.6 million, or $0.56 per common share (basic and diluted). Net income for first quarter 2016 was adversely affected by a write-down of CorEnergy’s Four Wood and Black Bison Financing Notes. AFFO for the quarter ended March 31, 2017 was $13.3 million, or $1.00 per share (diluted), versus an AFFO for first quarter 2016 of $12.8 million or $0.96 per common share (diluted). Management uses AFFO as a measure of long-term sustainable operational performance. For completeness, we present other measures of income in the table below:

	First Quarter Ended March 31, 2017
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$6,632,369	$0.56	$0.56
NAREIT Funds from Operations (NAREIT FFO)[1]	$12,043,210	$1.01	$0.93
Funds From Operations (FFO)[1]	$12,571,362	$1.06	$0.96
Adjusted Funds From Operations (AFFO)[1]	$13,315,358	$1.12	$1.00

NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.

Portfolio Update

Pinedale Liquids Gathering System:   On April 12, 2017, Ultra Petroleum, the parent company of the tenant of the Pinedale Liquids Gathering System, announced its successful emergence from Chapter 11 bankruptcy. In support of its plan of reorganization, Ultra raised $2.98 billion in exit financing.

Grand Isle Gathering System: Energy XXI Gulf Coast has announced several initiatives including new members on its senior management team, the development of a third-party reserve report and a revised drilling plan.

MoGas Pipeline: On April 1, 2017, MoGas Pipeline LLC commenced a non-binding open season to solicit interest in firm transportation contracts on a possible expansion project on its pipeline which would extend its geographic reach. The non-binding open season is expected to conclude on June 30, 2017, at which time MoGas will assess the interest received.

Outlook

CorEnergy believes acquisitions enhance the stability of its operations, reducing risk to existing stockholders because of the diversification benefits and added potential for dividend growth. The Company is evaluating a broad set of infrastructure opportunities and anticipates transacting on one to two acquisitions per year in 2017 and 2018, with a target range of $50 to $250 million per project. CorEnergy intends to finance these acquisitions through the use of capacity on its revolver, partnerships with co-investors, portfolio level debt, and, if beneficial to existing stockholders, prudent preferred or common equity issuances. There can be no assurance that any of these acquisition opportunities will result in consummated transactions.

CorEnergy intends to continue paying quarterly dividends of $0.75 per share ($3.00 annualized) based on rents received.  The Company targets revenue growth of 1-3% annually from existing contracts. Based on low inflation and current production levels, CorEnergy does not anticipate significant inflation-based or participating rents in 2017.

Dividend Declaration

Common Stock: A first quarter common stock cash dividend of $0.75 ($3.00 annualized) was declared on April 26, 2017, payable on May 31, 2017. CorEnergy maintains a quarterly common stock dividend payment cycle of February, May, August and November.

Preferred Stock: For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared for the first quarter, payable on May 31, 2017. The preferred dividends, which equate to an annual payment of $1.84375 per depositary share, are paid on or about the last day of February, May, August and November.

First Quarter 2017 Earnings Conference Call

CorEnergy will host a conference call on Thursday, May 4, 2017, at 1:00 p.m. Central Time to discuss its financial results.  Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.

A replay of the call will be available until 10:59 p.m. Central Time on June 4, 2017 by dialing 877-481-4010 (for international, 1-919-882-2331). The Conference ID is 10338. A replay of the conference call will also be available on the Company’s website.

About CorEnergy Infrastructure Trust, Inc.

CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We seek long-term contracted revenue from operators of our assets, primarily under triple net participating leases. For more information, please visit corenergy.reit.

Forward-Looking Statements

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Contacts

CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Schorgl, 877-699-CORR (2677)
info@corenergy.reit

Notes

1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation, amortization (excluding amortization of deferred financing costs or loan origination costs) and after adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investments plus provision from loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred leasing costs, accretion of asset retirement obligations, income tax expense (benefit) unrelated to securities investments and provision for loan losses, above market rent, noncash costs associated with derivative instruments and certain costs of a non-recurring nature, less maintenance, capital expenditures (if any), amortization of debt premium and other adjustments as deemed appropriate by management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Adjusted EBITDA and to Net Income Attributable to Common Stockholders are included in the additional financial information attached to this press release.

Consolidated Balance Sheets (Unaudited)

	March 31, 2017	December 31, 2016
Assets
Leased property, net of accumulated depreciation of $57,203,700 and $52,219,717	$484,274,386	$489,258,369
Property and equipment, net of accumulated depreciation of $10,131,025 and $9,292,712	115,574,493	116,412,806
Financing notes and related accrued interest receivable, net of reserve of $4,100,000 and $4,100,000	1,500,000	1,500,000
Other equity securities, at fair value	8,563,297	9,287,209
Cash and cash equivalents	11,375,702	7,895,084
Accounts and other receivables	20,585,073	19,415,666
Deferred costs, net of accumulated amortization of $2,537,722 and $2,261,151	2,855,478	3,132,050
Prepaid expenses and other assets	841,936	354,230
Deferred tax asset	2,057,135	1,758,289
Goodwill	1,718,868	1,718,868
Total Assets	$649,346,368	$650,732,571
Liabilities and Equity
Secured credit facilities, net (including $8,061,844 and $8,860,577 with related party)	$86,992,738	$89,387,985
Unsecured convertible senior notes, net of discount and debt issuance costs of $2,558,308 and $2,755,105	111,441,691	111,244,895
Asset retirement obligation	12,043,572	11,882,943
Accounts payable and other accrued liabilities	4,349,149	2,416,283
Management fees payable	1,745,294	1,735,024
Unearned revenue	513,355	155,961
Total Liabilities	$217,085,799	$216,823,091
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $56,250,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 22,500 issued and outstanding at March 31, 2017, and December 31, 2016	$56,250,000	56,250,000
Capital stock, non-convertible, $0.001 par value; 11,893,146 and 11,886,216 shares issued and outstanding at March 31, 2017, and December 31, 2016 (100,000,000 shares authorized)	11,893	11,886
Additional paid-in capital	348,182,779	350,217,746
Accumulated other comprehensive loss	(8,224)	(11,196)
Total CorEnergy Equity	404,436,448	406,468,436
Non-controlling Interest	27,824,121	27,441,044
Total Equity	432,260,569	433,909,480
Total Liabilities and Equity	$649,346,368	$650,732,571

Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
	March 31, 2017	March 31, 2016
Revenue
Lease revenue	$17,066,526	$16,996,072
Transportation and distribution revenue	5,010,590	5,099,451
Financing revenue	—	162,344
Total Revenue	22,077,116	22,257,867
Expenses
Transportation and distribution expenses	1,335,570	1,362,325
General and administrative	3,061,240	3,289,852
Depreciation, amortization and ARO accretion expense	6,005,908	5,296,818
Provision for loan loss and disposition	—	4,645,188
Total Expenses	10,402,718	14,594,183
Operating Income	$11,674,398	$7,663,684
Other Income (Expense)
Net distributions and dividend income	$43,462	$375,573
Net realized and unrealized loss on other equity securities	(544,208)	(1,628,752)
Interest expense	(3,454,397)	(3,926,009)
Total Other Expense	(3,955,143)	(5,179,188)
Income before income taxes	7,719,255	2,484,496
Taxes
Current tax benefit	(33,760)	(677,731)
Deferred tax benefit	(298,846)	(577,395)
Income tax benefit	(332,606)	(1,255,126)
Net Income	8,051,861	3,739,622
Less: Net Income attributable to non-controlling interest	382,383	348,501
Net Income attributable to CorEnergy Stockholders	$7,669,478	$3,391,121
Preferred dividend requirements	1,037,109	1,037,109
Net Income attributable to Common Stockholders	$6,632,369	$2,354,012

Net Income	$8,051,861	$3,739,622
Other comprehensive income (loss):
Changes in fair value of qualifying hedges / AOCI attributable to CorEnergy stockholders	2,972	(211,076)
Changes in fair value of qualifying hedges / AOCI attributable to non-controlling interest	694	(49,350)
Net Change in Other Comprehensive Income (Loss)	$3,666	$(260,426)
Total Comprehensive Income	8,055,527	3,479,196
Less: Comprehensive income attributable to non-controlling interest	383,077	299,151
Comprehensive Income attributable to CorEnergy Stockholders	$7,672,450	$3,180,045
Earnings Per Common Share:
Basic	$0.56	$0.20
Diluted	$0.56	$0.20
Weighted Average Shares of Common Stock Outstanding:
Basic	11,888,681	11,943,938
Diluted	11,888,681	11,943,938
Dividends declared per share	$0.750	$0.750

Consolidated Statements of Cash Flows (Unaudited)

	For the Three Months Ended
	March 31, 2017	March 31, 2016
Operating Activities
Net Income	$8,051,861	$3,739,622
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	(298,846)	(577,395)
Depreciation, amortization and ARO accretion	6,474,779	5,945,501
Provision for loan loss	—	4,645,188
Net distributions and dividend income, including recharacterization of income	148,649	(117,004)
Net realized and unrealized loss on other equity securities	544,208	1,628,751
Unrealized gain on derivative contract	(27,073)	(71,363)
Changes in assets and liabilities:
Increase in accounts and other receivables	(1,169,407)	(3,240,409)
Decrease in financing note accrued interest receivable	—	95,114
Increase in prepaid expenses and other assets	(99,573)	(161,354)
Increase in management fee payable	10,270	130,365
Increase in accounts payable and other accrued liabilities	1,932,866	1,935,402
Increase in unearned revenue	—	2,761,202
Net cash provided by operating activities	$15,567,734	$16,713,620
Investing Activities
Purchases of property and equipment, net	—	(101,919)
Proceeds from asset foreclosure and sale	—	223,451
Increase in financing notes receivable	—	(202,000)
Return of capital on distributions received	31,055	1,165
Net cash provided (used) by investing activities	$31,055	$(79,303)
Financing Activities
Debt financing costs	—	(224,586)
Dividends paid on Series A preferred stock	(1,037,109)	(1,037,109)
Dividends paid on common stock	(8,667,329)	(8,795,460)
Advances on revolving line of credit	—	44,000,000
Principal payments on secured credit facilities	(2,413,733)	(52,346,250)
Net cash used by financing activities	$(12,118,171)	$(18,403,405)
Net Change in Cash and Cash Equivalents	$3,480,618	$(1,769,088)
Cash and Cash Equivalents at beginning of period	7,895,084	14,618,740
Cash and Cash Equivalents at end of period	$11,375,702	$12,849,652

Supplemental Disclosure of Cash Flow Information
Interest paid	$1,047,357	$1,398,422
Income taxes paid (net of refunds)	$—	$10,683

Non-Cash Investing Activities
Net change in Assets Held for Sale, Property and equipment, Prepaid expenses and other assets, Accounts payable and other accrued liabilities and Liabilities held for sale	$—	$(1,776,549)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$247,333	$159,313

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation

	For the Three Months Ended
	March 31, 2017	March 31, 2016
Net Income attributable to CorEnergy Stockholders	$7,669,478	$3,391,121
Less:
Preferred Dividend Requirements	1,037,109	1,037,109
Net Income attributable to Common Stockholders	6,632,369	2,354,012
Add:
Depreciation	5,822,296	5,089,753
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items	411,455	411,455
NAREIT funds from operations (NAREIT FFO)	12,043,210	7,032,310
Add:
Distributions received from investment securities	223,166	259,734
Income tax expense (benefit) from investment securities	(195,760)	(475,637)
Less:
Net distributions and dividend income	43,462	375,573
Net realized and unrealized gain (loss) on other equity securities	(544,208)	(1,628,752)
Funds from operations adjusted for securities investments (FFO)	12,571,362	8,069,586
Add:
Provision for loan losses, net of tax	—	4,040,081
Transaction costs	258,782	36,915
Amortization of debt issuance costs	468,871	617,097
Amortization of deferred lease costs	22,983	22,983
Accretion of asset retirement obligation	160,629	184,082
Income tax benefit	(136,846)	(174,382)
Unrealized (gain) loss associated with derivative instruments	(27,072)	23,875
Less:
Non-Controlling Interest attributable to AFFO reconciling items	3,351	36,804
Adjusted funds from operations (AFFO)	$13,315,358	$12,783,433

Weighted Average Shares of Common Stock Outstanding:
Basic	11,888,681	11,943,938
Diluted (1)	15,343,226	15,428,787
NAREIT FFO attributable to Common Stockholders
Basic	$1.01	$0.59
Diluted (1)	$0.93	$0.59
FFO attributable to Common Stockholders
Basic	$1.06	$0.68
Diluted (1)	$0.96	$0.67
AFFO attributable to Common Stockholders
Basic	$1.12	$1.07
Diluted (1)	$1.00	$0.96

(1) The number of weighted average diluted shares represents the total diluted shares for periods when the Convertible Notes were dilutive in the per share amounts presented.  For periods presented without per share dilution, the number of weighted average diluted shares for the period is equal to the number of weighted average basic shares presented.